BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 21, 2017 to the Statement of Additional Information (“SAI”) of the Funds, dated June 12, 2017, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Funds, other than BlackRock Large Cap Focus Growth V.I. Fund. The Company has entered into an agreement with BNY Mellon pursuant to which BNY Mellon provides certain accounting services to BlackRock Large Cap Focus Growth V.I. Fund. On January 30, 2017, the Board approved a change in the accounting services provider for BlackRock Large Cap Focus Growth V.I. Fund to JPM. JPM will begin serving as accounting services provider for BlackRock Large Cap Focus Growth V.I. Fund on or about August 28, 2017, and will provide the Fund with the same accounting services that are provided by the Fund’s current accounting services provider. The Manager provides certain accounting services to each Fund and each Fund reimburses the Manager for such services.

The section of the SAI entitled “Additional Information — Custodians” is deleted in its entirety and replaced with the following:

Custodians. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, is the Company’s custodian except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as custodian for assets of BlackRock Large Cap Focus Growth V.I. Fund.

Shareholders should retain this Supplement for future reference.

SAI-VARADV-0717SUP